Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

AMENDMENT TO

LICENSE AND DEVELOPMENT AGREEMENT

This AMENDMENT TO LICENSE AND DEVELOPMENT AGREEMENT (the “Amendment”) is entered this January 2, 2008 (the “Amendment Date”), by BioDelivery Sciences International, Inc., a Delaware corporation with offices at 801 Corporate Center Drive, Suite 210, Raleigh, North Carolina 27607 (“Parent”), its wholly-owned subsidiary Arius Pharmaceuticals, Inc., a Delaware corporation with offices at the same address (“Arius”, and together with Parent, “BDSI”) and Meda AB, a Swedish corporation located at Pipers väg 2 A, SE-170 09, Solna, Sweden (“Meda”),

RECITALS

WHEREAS, BDSI entered into a License and Development Agreement, dated September 5, 2007, with Meda (the “License Agreement”) concerning the development, marketing and sale of BDSI’s BEMA fentanyl product in the United States, Canada and Mexico; and

WHEREAS, BDSI and Meda desire to amend the License Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants herein, and intending to be legally bound hereby, BDSI and Meda agree as follows:

1. Definitions. Any capitalized terms not separately defined in this Amendment shall have the meaning provided in the License Agreement.

2. Advance Fee.

a.	Meda shall pay to BDSI, upon execution of this Amendment, US$3,000,000.

b.	If FDA approval of an NDA filed with respect to the Fentanyl Product does not occur prior to or on December 1, 2009, BDSI will pay to Meda US$3,200,000 within thirty (30) days of such date.

c.	All payments under this Section 2 are to be made in United States dollars by wire-transfer of immediately available funds to an account designated by the required recipient of such funds.

3. Amendments. The License Agreement is hereby amended as follows:

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

a.	Section 1.01 of the License Agreement is hereby amended by adding the following definition:

“US Approval Milestone” means (i) US$11,900,000 if FDA approval of an NDA filed with respect to the Fentanyl Product occurs on or before June 30, 2009, (ii) US$11,800,000 if FDA approval of an NDA filed with respect to the Fentanyl Product occurs after June 30, 2009 and on or before December 1, 2009, or (iii) US$15,000,000 if FDA Approval of an NDA filed with respect to the Fentanyl Product occurs after December 1, 2009.”.

b.	Section 4.02(a) of the License Agreement is hereby amended to read, in its entirety, as follows:

“the US Approval Milestone upon FDA approval of an NDA filed with respect to the Fentanyl Product;”.

c.	Section 5.01(d) of the License Agreement is hereby amended to replace the phrase “total of *** first position details of Fentanyl Product to Target Physicians” with the phrase “total of *** first position details of Fentanyl Product to Target Physicians (which shall include, for purposes of this sentence, physician assistants and nurse practitioners associated with Target Physicians)”.

4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its conflict of law rules.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature to this Amendment may be transmitted via facsimile, e-mail or other electronic means and such signature shall be deemed to be originals.

6. Headings. The captions contained in this Amendment are not a part of this Amendment, but are merely guides or labels to assist in locating and reading the several Sections hereof.

7. Effect. To the extent that the terms of the License Agreement are varied by this Amendment, such variations shall be deemed to be lawfully made amendments to the License Agreement. Except as it may be modified by this Amendment, the License Agreement shall remain unchanged and in full force and effect.

[Signature page to follow.]

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

IN WITNESS HEREOF, each party hereto has caused this Amendment to be executed in its name effective as of the date first written above.

Arius Pharmaceuticals, Inc.		BioDelivery Sciences International, Inc.

By:	/s/ Mark A. Sirgo	By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo	Name:	Mark A. Sirgo
Title:	President and CEO	Title:	President and CEO

Meda AB

		By:	/s/ Anders Lonner
		Name:	Anders Lonner
		Title:	CEO